UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 18, 2024
Date of Report (Date of Earliest Event Reported)

Panbela Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39468	88-2805017
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PBLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification of Rights to Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of 12:01 a.m., eastern time, on January 18, 2024, Panbela Therapeutics, Inc. (the “Company”) effected a 1-for-20 reverse split of the Company’s issued and outstanding shares of common stock (the “Reverse Split”), pursuant to the authority granted by stockholders at the special meeting held on December 19, 2023. On January 16, 2024, the Company filed a Certificate of Amendment to the Restated Certificate of Incorporation (the “Amendment”) to effect the Reverse Split. The Company’s common stock began trading on a post-split basis under the Company’s existing trading symbol, “PBLA,” when the market opened on January 18, 2024.

As a result of the Reverse Split, every 20 shares of the Company’s issued and outstanding common stock automatically converted into one share of common stock, without any change in the par value per share. The Reverse Split did not change the number of shares of common stock authorized for issuance. No fractional shares were outstanding following the Reverse Split. Any holder who would have received a fractional share of common stock is expected to receive cash in lieu of such fractional share.

In addition, effective as of the same time as the Reverse Split, proportionate adjustments were made to all then-outstanding equity awards and warrants with respect to the number of shares of common stock subject to such award or warrant and the exercise price thereof. Furthermore, the number of shares of common stock available for issuance under the Company’s equity incentive plans will be proportionately adjusted for the Reverse Split ratio, such that fewer shares will be subject to such plans.

Item 8.01.	Other Events.

A total of 480,244 shares of common stock are estimated to be issued and outstanding immediately after the Reverse Split became effective on January 18, 2024. The new CUSIP number for common stock following the Reverse Split is 69833W404. VStock Transfer, the Company’s transfer agent, is acting as the exchange agent for the Reverse Split. For more information about the effects of the Reverse Split, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 24, 2023.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation, effective January 18, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Panbela Therapeutics, Inc.

Date: January 19, 2024	By	/s/ Susan Horvath
Susan Horvath
Chief Financial Officer